UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2010

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Restricted Stock Agreements

On January 5, 2010, Jarden Corporation (the “Company”) entered into restricted stock agreements with each of Martin E. Franklin, Chairman and Chief Executive Officer, Ian G.H. Ashken, Vice Chairman and Chief Financial Officer, and James E. Lillie, President and Chief Operating Officer. See Item 5.02 below, which is incorporated into this Item 1.01 by reference, for a description of such restricted stock agreements.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e)

On January 5, 2010, each of Messrs. Franklin, Ashken and Lillie entered into restricted stock agreements, in satisfaction of the requirements of each of their respective employment agreements, pursuant to which the Company granted 230,000 shares of restricted stock (the “Franklin Performance Shares”) to Mr. Franklin (the “Franklin Agreement”), 95,000 shares of restricted stock (the “Ashken Performance Shares”) to Mr. Ashken (the “Ashken Agreement”), and 40,000 shares of restricted stock (the “Lillie Performance Shares”, and together with the Franklin Performance Shares and the Ashken Performance Shares, the “Performance Shares”) to Mr. Lillie (the “Lillie Agreement”, and together with the Franklin Agreement and the Ashken Agreement, the “Restricted Stock Agreements”). The Performance Shares were granted under the Company’s 2009 Stock Incentive Plan (the “Plan”).

In accordance with the terms of the Restricted Stock Agreements, the restrictions on the Performance Shares will lapse on the earlier to occur of: (i) the last day of any five consecutive trading day period during which the average closing price of the Company’s common stock on the New York Stock Exchange (or such other securities exchange on which the Company’s common stock may then be traded) equals or exceeds thirty four dollars ($34.00) or (ii) the date there is a Change in Control of the Company (as defined in their respective employment agreements).

Except as otherwise provided in the respective employment agreements, in the event any of Messrs. Franklin’s, Ashken’s or Lillie’s employment is terminated by the Company or voluntarily by the respective executive, he will surrender all unvested Performance Shares issuable pursuant to the Restricted Stock Agreements.

Copies of the Franklin Agreement, the Ashken Agreement and the Lillie Agreement are attached to this report as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Restricted Stock Agreements is not intended to be complete and is qualified in its entirety by the complete text of the respective Restricted Stock Agreements.

Also on January 5, 2010, in connection with a strategic review of incentive compensation undertaken by the Compensation Committee of the Board of Directors (the “Committee”) concurrent with the announcement of the proposed acquisition by the Company of the Mapa Spontex Baby

Care and Home Care businesses of Total, S.A., and certain strategic goals and objectives established by the Committee to drive long-term performance of the Company by promoting the creation of stockholder value and maximizing the growth in the Company’s earnings over time, the Company entered into restricted stock agreements with each of Messrs. Franklin, Ashken and Lillie pursuant to which the Company granted 1,000,000 shares of restricted stock (the “Franklin Long-Term Incentive Shares”) to Mr. Franklin (the “Franklin Long-Term Incentive Agreement”), 250,000 shares of restricted stock (the “Ashken Long-Term Incentive Shares”) to Mr. Ashken (the “Ashken Long-Term Incentive Agreement”), and 150,000 shares of restricted stock (the “Lillie Long-Term Incentive Shares”, and together with the Franklin Long-Term Incentive Shares and the Ashken Long-Term Incentive Shares, the “Long-Term Incentive Shares”) to Mr. Lillie (the “Lillie Long-Term Incentive Agreement”, and together with the Franklin Long-Term Incentive Agreement and the Ashken Long-Term Incentive Agreement, the “Long-Term Incentive Agreements”). The Long-Term Incentive Shares were granted under the Plan.

In accordance with the terms of the Long-Term Incentive Agreements, the restrictions on the Long-Term Incentive Shares will lapse ratably when the Company’s adjusted earnings per share (“EPS”) for any fiscal year ending on or before December 31, 2014 equals or exceeds certain thresholds set forth in the Long-Term Incentive Agreements, with vesting commencing when EPS exceeds $4.50 and full vesting occurring when EPS equals or exceeds $5.00, or upon a Change in Control of the Company (as defined in their respective employment agreements).

Copies of the Franklin Long-Term Incentive Agreement, the Ashken Long-Term Incentive Agreement and the Lillie Long-Term Incentive Agreement are attached to this report as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Long-Term Incentive Agreements is not intended to be complete and is qualified in its entirety by the complete text of the respective Long-Term Incentive Agreements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Restricted Stock Agreement, dated January 5, 2010, between the Company and Martin E. Franklin.

10.2	Restricted Stock Agreement, dated January 5, 2010, between the Company and Ian G.H. Ashken.

10.3	Restricted Stock Agreement, dated January 5, 2010, between the Company and James E. Lillie.

10.4	Restricted Stock Agreement, dated January 5, 2010, between the Company and Martin E. Franklin.

10.5	Restricted Stock Agreement, dated January 5, 2010, between the Company and Ian G.H. Ashken.

10.6	Restricted Stock Agreement, dated January 5, 2010, between the Company and James E. Lillie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2010

JARDEN CORPORATION

By:	/S/ JOHN E. CAPPS
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Restricted Stock Agreement, dated January 5, 2010, between the Company and Martin E. Franklin.

10.2	Restricted Stock Agreement, dated January 5, 2010, between the Company and Ian G.H. Ashken.

10.3	Restricted Stock Agreement, dated January 5, 2010, between the Company and James E. Lillie.

10.4	Restricted Stock Agreement, dated January 5, 2010, between the Company and Martin E. Franklin.

10.5	Restricted Stock Agreement, dated January 5, 2010, between the Company and Ian G.H. Ashken.

10.6	Restricted Stock Agreement, dated January 5, 2010, between the Company and James E. Lillie.